Exhibit 10.3

AMENDMENT NO. 12
TO THE
SAN DIEGO GAS & ELECTRIC COMPANY
NUCLEAR FACILITIES NON-QUALIFIED CPUC DECOMMISSIONING
MASTER TRUST AGREEMENT
FOR
SAN ONOFRE NUCLEAR GENERATING STATIONS

This Amendment No. 12 made this 18th day of February, 2016, by and between San Diego Gas & Electric Company (“Company”) and The Bank of New York Mellon, a New York state bank, successor by operation of law to Mellon Bank, N.A (“Trustee”).
WHEREAS, pursuant to Section 2.10 of the Nuclear Facilities Non-Qualified Decommissioning Master Trust for San Onofre Nuclear Generating Stations dated as of June 29, 1992, as amended (the “Agreement”) between the Company and the Trustee, the parties specifically reserve the right to amend the Agreement;
NOW, THEREFORE, the Company and the Trustee agree as follows:

1.
Effective as of March 1, 2016, the Fee Schedule attached as Exhibit C to the Agreement shall be amended by deleting the fee description set forth under the title of “Manual activity charge” in its entirety and replacing it with the following:

“Manual Intervention* where automated solution exists (in addition to transaction fee)    $100.00
*Manual Intervention is defined as transactions not being transmitted to BNY Mellon electronically via standard SWIFT/ISO formatted messages (including instructions that require repair) following SMPG and ISITC best practices, or, via Workbench, our secure, on-line transaction and reporting system.”

2.
Each Party hereby represents and warrants to the others that it has full authority to enter into this Amendment No. 12 upon the terms and conditions hereof and that the individual executing this Amendment No. 12 on its behalf has the requisite authority to bind that Party.

IN WITNESS WHEREOF, the Company, the Trustee, and the California Public Utilities Commission have set their hands and seals in agreement to these amendments as of the latest date set forth below.

SAN DIEGO GAS & ELECTRIC COMPANY

By:	________________________________________

Date:	________________________________________

Attest:	________________________________________

THE BANK OF NEW YORK MELLON

By:	________________________________________

Date:	________________________________________

Attest:	________________________________________

CALIFORNIA PUBLIC UTILITIES COMMISSION

By:	________________________________________

Date:	________________________________________

Attest:	________________________________________

Exhibit 10.3